                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):        May 13, 1994
                                                         -----------------------


                          MORRISON KNUDSEN CORPORATION
- - --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
- - --------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



         I-8889                                          82-0393735
- - ------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


      Morrison Knudsen Plaza, Boise, Idaho                  83729
- - --------------------------------------------------------------------------------
    (Address of Principal Executive Offices)             (Zip Code)


                                 (208) 386-5000
- - --------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On May 13, 1994, the Board of Directors elected William P. Clark as a Director of the Company, which was announced on May 16, 1994 in a press release which is attached hereto as Exhibit 1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION
                                        (Registrant)


May 19, 1994                            By:  /s/   Stephen G. Hanks
                                             -----------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President -
                                             Finance and Administration